Exhibit Q
                                                             Page 1 of 4


                                  SUB-ITEM 77Q3

                               MFS Series Trust I

(a)(i) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's chief financial officer and chief executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is recorded, processed, summarized and reported in substantial compliance with the 1934 Act and the Commission's rules and forms thereunder.

(ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation.

(iii)    Certifications

     I, Richard M. Hisey, certify that:

1.       I have reviewed this report on Form N-SAR of MFS Series Trust I;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


                                                             Exhibit Q
                                                           Page 2 of 4

c. presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        Date:  April 29, 2003

                                                   _/s/ RICHARD M. HISEY___

                                                   Richard M. Hisey
                                                   Chief Financial Officer





                                                                 Exhibit Q
                                                               Page 3 of 4

                                    SUB-ITEM 77Q3

                               MFS Series Trust I

   (iii) Certifications (continued)

     I, Kevin R. Parke, certify that:

     1.  I have reviewed this report on Form N-SAR of MFS Series Trust I;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) for the registrant and have:

            a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c. presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                                                                 Exhibit Q
                                                               Page 4 of 4

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

         Date:  April 29, 2003



                                                    _/s/ KEVIN R. PARKE___
                                                    ---------------------
                                                    Kevin R. Parke
                                                    Chief Executive Officer

This page being filed for series 1 MFS Series Trust I, MFS Managed Sectors Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 (000's omitted) - Number of shares outstanding (000's omitted)

Class A    24,992
Class B     6,624
Class C       164
Class I       303

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A    $6.23
Class B    $6.22
Class C    $6.15
Class I    $6.29






























This page being filed for series 2 MFS Series Trust I, MFS Cash Reserve Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 & 72DD2 - Total income dividends for which record date passed during the period ($000's omitted)

Class A           $786
Class B           $253
Class C           $49
Class 529A        $0
Class 529B        $0
Class 529C        $0

Item 73A1 & 73A2 - Dividends from net investment income (per share amount)

Class A           $0
Class B           $0
Class C           $0
Class 529A        $0
Class 529B        $0
Class 529C        $0

Item 74U1 & 74U2 - Number of shares outstanding  (000's omitted)

Class A           167,361
Class B           755,190
Class C           127,455
Class 529A            256
Class 529B            315
Class 529C            355

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $1.00
Class B           $1.00
Class C           $1.00
Class 529A        $1.00
Class 529B        $1.00
Class 529C        $1.00








This page being filed for series 3 MFS Series Trust I, MFS Global Asset Allocation Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 & 72DD2 - Total income dividends for which record date passed during the period ($000's omitted)

Class A           $705
Class B           $178
Class C           $63
Class I           $0

Item 73A1 & 73A2 - Dividends from net investment income (per share amount)

Class A           $0.16
Class B           $0.05
Class C           $0.07
Class I           $0.22

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A           4,472
Class B           3,150
Class C             849
Class I               0

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $12.76
Class B           $12.75
Class C           $12.72
Class I           $12.42
















This page being filed for series 4 MFS Series Trust I, MFS Value Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 & 72DD2 - Total income dividends for which record date passed during the period ($000's omitted)

Class A           $13,089
Class B           $3,291
Class C           $1,732
Class I           $783
Class R           $0
Class 529A        $0
Class 529B        $0
Class 529C        $0

Item 73A1 & 73A2 - Dividends from net investment income (per share amount)

Class A           $(0.12)
Class B           $(0.06)
Class C           $(0.06)
Class I           $(0.15)
Class R           $(0.06)
Class 529A        $(0.11)
Class 529B        $(0.09)
Class 529C        $(0.08)

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A           135,873
Class B            57,096
Class C            31,372
Class I             9,349
Class R                56
Class 529A             20
Class 529B              6
Class 529C             12

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $15.59
Class B           $15.51
Class C           $15.50
Class I           $15.64
Class R           $15.58
Class 529A        $15.57
Class 529B        $15.45
Class 529C        $15.45




This page being filed for series 5
MFS Series Trust I, MFS Research Growth and Income Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A      3,727
Class B      5,695
Class C      1,217
Class I         26
Class R          0

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $11.35
Class B           $10.99
Class C           $10.95
Class I           $11.53
Class R           $11.36




























This page being filed for series 6 MFS Series Trust I, MFS Core Growth Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A           33,491
Class B            9,937
Class C            7,018
Class I              326
Class R                1

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $11.96
Class B           $11.73
Class C           $11.74
Class I           $12.12
Class R           $11.96





























This page being filed for series 7 MFS Series Trust I, MFS Strategic Growth Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A          45,633
Class B          32,948
Class C           9,463
Class I           4,851
Class J             334
Class R               1
Class 529A            4
Class 529B            4
Class 529C            2

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $13.49
Class B           $13.08
Class C           $13.10
Class I           $13.71
Class J           $13.00
Class R           $13.49
Class 529A        $13.47
Class 529B        $13.07
Class 529C        $13.08





















This page being filed for series 11 MFS Series Trust I, MFS New  Discovery  Fund
(52H1)

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A           63,702
Class B           19,026
Class C            6,250
Class I            5,371
Class R                3
Class 529A             6
Class 529B             3
Class 529C             5

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $10.84
Class B           $10.59
Class C           $10.60
Class I           $11.03
Class R           $10.84
Class 529A        $10.82
Class 529B        $10.57
Class 529C        $10.58























This page being filed for series 12 MFS Series Trust I, MFS Research International Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A           31,971
Class B            7,802
Class C            4,020
Class I           11,591
Class R               22
Class 529A             5
Class 529B             2
Class 529C             5

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A          $9.72
Class B          $9.47
Class C          $9.45
Class I          $9.89
Class R          $9.73
Class 529A       $9.71
Class 529B       $9.46
Class 529C       $9.44






















This page being filed for series 13 MFS Series Trust I, MFS Technology Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A           9,181
Class B           4,430
Class C           1,512
Class I             469
Class R               1

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A           $6.07
Class B           $5.96
Class C           $5.96
Class I           $6.16
Class R           $6.06







This  page  being   filed  for  series  15  MFS  Series   Trust  I,  MFS  Global
Telecommunications Fund

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 & 74U2 - Number of shares outstanding (000's omitted)

Class A           6,593
Class B           9,319
Class C           3,291
Class I               0

Item 74V1 & 74V2 - Net asset value per share (to nearest cent)

Class A  $        2.11
Class B  $        2.08
Class C  $        2.08
Class I  $        2.15